BARNWELL INDUSTRIES, INC.

                    Notice of Annual Meeting of Stockholders


To the Stockholders of
  BARNWELL INDUSTRIES, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on March 9, 1998, at 9:30 A.M., Central Standard Time, at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, for the purpose of considering and acting upon:

              (1) The election of a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified; and

              (2) Any and all other business which may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on January 12, 1998, are entitled to notice of and to vote at this meeting or any adjournment thereof. The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1997, which includes consolidated financial statements, is enclosed herewith.

         We will be pleased to have you attend the meeting. However, if you are unable to do so, please sign and return the enclosed Proxy in the enclosed addressed envelope.


                       By Order of the Board of Directors

                          /s/ Alexander C. Kinzler
                              ALEXANDER C. KINZLER
                                    Secretary



Dated:   January 22, 1998

                            BARNWELL INDUSTRIES, INC.

                                   SUITE 2900

                               1100 ALAKEA STREET

                             HONOLULU, HAWAII 96813


                                 PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

         The accompanying Proxy is solicited by the Board of Directors of Barnwell Industries, Inc., a Delaware corporation (the "Company"), and the Company will bear the cost of such solicitation. Solicitation of proxies will be primarily by mail. Proxies may also be solicited by regular employees of the Company by telephone at a nominal cost. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of Common Stock and will be reimbursed for their expenses. All properly executed proxies will be voted as instructed.

         Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted. No proxy will be voted if the stockholder attends the meeting and elects to vote in person.

         This Proxy Statement and the accompanying Form of Proxy are first being sent to stockholders on or about January 22, 1998.


                              VOTING AT THE MEETING

         Only stockholders of record at the close of business on January 12, 1998, will be entitled to vote at the annual meeting and any adjournment thereof. As of the record date, 1,322,052 shares of common stock, par value $0.50, of the Company (the "Common Stock") were issued and outstanding. Each share of Common Stock outstanding as of the record date is entitled to one vote on any proposal presented at the meeting. With respect to abstentions, the shares will be considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as a vote withheld on the election of directors or a vote against such other proposal, as the case may be. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular proposal, those shares will not be considered as present at the meeting and will not be entitled to vote in respect of that proposal.


                              ELECTION OF DIRECTORS

         At the meeting all ten directors of the Company are proposed to be elected, each elected director to hold office until the next annual meeting and until his successor is elected and qualified. The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy for the election to the Board of Directors of the persons named below. The election of directors will require a plurality vote of the Company's stockholders present at the meeting. The Board of Directors has no reason to believe that any of the nominees for the office of Director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in place of such nominees.


                DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS

         The following table sets forth as to the directors and nominees for election: (1) such person's name; (2) the year in which such person was first elected a director of the Company; (3) such person's age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; and (6) certain other directorships, if any, held by such person.

                                      Director                                All other Present Positions with
             Name                      Since          Age                   the Company and Principal Occupations
--------------------------------     -----------     -------    --------------------------------------------------------------

Morton H. Kinzler                       1956           72       Chairman  of the Board of the Company  since 1980,  President and Chief  Executive  Officer since 1971.  Mr. Kinzler is the father of Alexander C. Kinzler,  Vice President and Secretary
                                                                of the Company.

Alan D. Hunter                          1977           60       Partner, Code Hunter Wittmann, Calgary, Alberta (attorneys).

H. Whitney Boggs, Jr.                   1977           70       Surgeon

Erik Hazelhoff-Roelfzema                1977           80       Investor

William C. Warren                       1980           87       Dean  Emeritus,   Columbia  University  School  of  Law,  and
                                                                private  practice  of law,  New  York,  New  York;  Director,
                                                                C.S.S.  Industries,  Inc.  (producer  of paper  products  and forms);  Sterling  National  Bank  and  Trust  Co.;  Sterling
                                                                Bancorp; and Guardian Life Insurance Company of America.

Daniel Jacobson                         1981           69       Partner,  Richard A.  Eisner & Company,  LLP,  New York,  New
                                                                York  (Accountants  and  Consultants),  since  June 1,  1994;
                                                                Partner,   Shulman,  Jacobson  &  Co.,  New  York,  New  York
                                                                (Certified Public Accountants) and an independent  consultant between December 1, 1990 and May 31, 1994.

Martin Anderson                         1985           74       Partner,  Goodsill Anderson Quinn & Stifel, Honolulu,  Hawaii
                                                                (attorneys);  Member,  Executive  Committee  of the  Board of
                                                                Overseers, Hoover Institution,  Stanford University; Trustee,
                                                                Hawaii Pacific University; and Director, Bishop Street Funds.

Barry E. Emes                           1987           52       Partner,  Stikeman,  Elliott,  Calgary,  Alberta (attorneys);
                                                                Director, Prime West Energy Inc.

Glenn Yago, Ph. D.                      1990           47       Director   of  Capital   Studies/Senior   Economist,   Milken
                                                                Institute,  since August, 1996;  Professor,  Baruch College -
                                                                City   University  of  New  York  Graduate   School   between
                                                                September,  1994  and  September,  1996;  Director,  Economic
                                                                Research  Bureau,  and  associate  professor  of  management,
                                                                State  University of New York - Stony Brook,  for the prior 5
                                                                years;   Director,   American   Passage   Media   Corporation
                                                                (targeted media and  publishing) and Media Passage  Holdings,
                                                                Inc. (diversified media).

Murray C. Gardner, Ph. D.               1996           65       Independent  consultant  and investor  since October 1, 1995;
                                                                Director,   Geothermex,   Inc.  (geothermal  exploration  and
                                                                development  services)  and  an  independent  consultant  and investor  between  October 1, 1994 and  September  30,  1995;
                                                                Director,    Executive    Vice   President   and   Treasurer,
                                                                Geothermex, Inc., for the prior 5 years.

         The Board of Directors has a standing Compensation Committee, a standing Audit Committee, and a standing Executive Committee. It has no standing nominating committee. The members of the Compensation Committee are Mr. Warren, Chairman, and Messrs. Hunter, Jacobson, Anderson, and Kinzler, with Mr. Kinzler being a non-voting member. The Compensation Committee determines the annual compensation of the Company's senior officers, recommends, if appropriate, new employee benefit plans to the Board of Directors, administers all employee benefit plans and makes determinations in connection therewith as may be necessary or advisable. During the fiscal year ended September 30, 1997, the Compensation Committee held one meeting.

         The members of the Audit Committee are Mr. Jacobson, Chairman, and Messrs. Emes, Yago and Kinzler, with Mr. Kinzler being a non-voting member. The Audit Committee recommends the independent accountants appointed by the Board of Directors to audit the consolidated financial statements of the Company, and reviews with such accountants the scope of their audit and report thereon, including any questions and recommendations that may arise relating to such audit and report or the Company's internal accounting and auditing procedures. It also reviews periodically the performance of the Company's accounting and financial personnel. During the fiscal year ended September 30, 1997, the Audit Committee held one meeting.

         The members of the Executive Committee are Mr. Kinzler, Chairman, and Messrs. Anderson, Hazelhoff-Roelfzema, and Warren. The Executive Committee is empowered to exercise all of the authority of the Board of Directors, except for certain items enumerated in the Company's By-Laws. During the fiscal year ended September 30, 1997, the Executive Committee held no meetings.

         The Board of Directors held two meetings during the fiscal year ended September 30, 1997. Other than Mr. Hunter, who attended one Board meeting and one Compensation Committee meeting, all directors attended all meetings of the Board of Directors and of the Committees of the Board on which he served.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth the names and ages of all executive officers of the Company, their positions and offices with the Company and the period during which each has served.

Name                            Age        Position with the Company
----                            ---        -------------------------

Morton H. Kinzler (1)           72         Chairman  of the Board  since 1980 and  President  and
                                           Chief Executive Officer since 1971.

Russell M. Gifford              43         Executive  Vice President  since  December  1997,
                                           Treasurer since  November  1986  and  Chief  Financial
                                           Officer  since August  1985.  Served as Vice  President
                                           of the Company from March 1985 to December 1997.

Alexander C. Kinzler (1)        39         Executive Vice  President  since December 1997 and
                                           Secretary since  November  1986.  Served  as  Vice
                                           President  of  the Company from November 1986
                                           to December 1997.

                                       5

Martin L. Jokl                  42         Vice President and Director of Research since
                                           November 1986.

(1) Alexander C. Kinzler is the son of Morton H. Kinzler



                             EXECUTIVE COMPENSATION


Summary Compensation Table

         The  following  summary   compensation  table  sets  forth  the  annual
compensation  paid or accrued by the Company to the Chief Executive  Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended September 30, 1997 (collectively the "Named Executive  Officers") for services during the fiscal years ended September 30, 1997, 1996 and 1995:

                                                                           Annual   Compensation
                                                          -----------------------------------------------
                                                                                                Other
                                                                                               Annual
               Name and                                                                        Compen-
          Principal Position                Year             Salary            Bonus           sation
   ----------------------------------     ---------       --------------    ------------     ------------

   Morton H. Kinzler                        1997              $300,000          $40,000          $12,497
       Chairman of the Board,               1996               300,000           60,000            7,290
       President and Chief                  1995               300,000             -
       Executive Officer

   Russell M. Gifford                       1997               176,250           25,000
       Executive Vice President,            1996               171,250           20,000
       Chief Financial Officer and          1995               163,750            5,000
       Treasurer

   Alexander C. Kinzler                     1997               173,750           25,000
       Executive Vice President             1996               168,750           20,000
       and Secretary                        1995               161,250            5,000

   Martin L. Jokl                           1997               158,750             -
       Vice President and                   1996               153,750           20,000
       Director of Research                 1995               148,750            5,000

         Directors who are not officers of the Company receive an annual fee of $7,500 and are reimbursed for expenses incurred with respect to meeting attendance. The Chairmen of the Compensation and Audit Committees receive an additional $7,500 annual fee. The members of the Executive and Compensation Committees, other than the Chairmen, receive an additional $1,250 annual fee. The members of the Audit Committee, other than the Chairman, receive an additional $3,750 annual fee. In lieu of payment of such fees to Mr. Hazelhoff-Roelfzema, the Company reimburses him for certain expenses incurred in connection with his service as a director.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values


         The following table sets forth information related to the number of shares of Common Stock acquired during the fiscal year ended September 30, 1997 by the Named Executive Officers pursuant to the exercise of stock options, the value realized by the Named Executive Officers on exercise of such stock options and the number and value of unexercised stock options held by the Named
Executive Officers at the end of the fiscal year ended September 30, 1997:



                                                                       Number of                      Value of
                                                                 Securities Underlying              Unexercised
                                                                      Unexercised                   In-the-Money
                                                                      Options at                     Options at
                              Shares                              September 30, 1997             September 30, 1997
                            Acquired on        Value              ------------------             ------------------
                           Exercise (#)     Realized ($)       Exercisable/Unexercisable     Exercisable/Unexercisable
                           ------------     ------------       -------------------------     -------------------------

Morton H. Kinzler              ----             ----                    - / -                          - / -

Russell M. Gifford             ----             ----                17,500/ -                     $73,438/ -

Alexander C. Kinzler           ----             ----                 8,000/12,000                      - / -

Martin L. Jokl                 ----             ----                 6,500/ -                      $8,813/ -

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In November,  1996,  the Company,  through a  wholly-owned  subsidiary, entered into an agreement with KEP Energy  Resources,  LLC, for the  exploration and development of certain oil and gas properties located in northwestern Michigan ("Michigan Basin Prospect"). The Company's participation in the Michigan Basin Prospect was conditioned upon the Company purchasing more than a 5% interest in the prospect. The Board of Directors determined, however, that it would not be financially prudent for the Company to purchase more than a 5% interest in the Michigan Basin Prospect. Therefore, in order to enable the Company to invest in the prospect, the Company entered into a joint venture agreement with investors, including certain executive officers, directors and beneficial owners of more than 5% of the Company's Common Stock ("Affiliated Participants"), who paid a total of $1,575,000 for interests in the Michigan Basin Prospect. The Company then acquired a 12.5% interest in the prospect (although it could have acquired a substantially greater interest) and committed to an exploratory program for an investment of approximately $2,625,000, and allocated 60% of the Company's 12.5% interest to the investors, including the Affiliated Participants. The investors, including the Affiliated Participants, acquired their interests in the Michigan Basin Prospect through the Company, at the same price and upon terms substantially the same and no more favorable than those under which the Company acquired its interest in the Michigan Basin Prospect, except that after the investors, including the Affiliated Participants, receive a return of their entire investment ("Payout"), 30% of their interest in the Michigan Basin Prospect will revert to the Company (see table below).

         In fiscal 1997, one new well was drilled and seven existing well bores were re-entered with the goal of producing natural gas. In September, 1997, the venture raised approximately $900,000, of which $378,000 came from the Company and $522,000 came from investors, including the Affiliated Participants, through the exercise of a cash call. Additional funds for the venture may be raised in the future from the investors through the exercise of subsequent cash calls. Failure by an investor to respond to a cash call could result in a reduction of such investor's interest in the Michigan Basin Prospect. In October and November 1997, work began on a new natural gas exploration program in the Michigan Basin Prospect. The new program contemplates the drilling of three horizontal oil wells and the re-entry of four well bores for natural gas development.

         Set forth below is the name, position with the Company, amount of initial investment, fiscal 1997 investment and pre-Payout and post-Payout interest in the Michigan Basin Prospect of each Affiliated Participant:

                          Positions  with  the  Company  (and
                          percentage    of    Common    Stock
                          beneficially  owned if a more  than        Initial         Fiscal 1997            Interest
Name                      5% stockholder)                          Investment        Investment            in Venture
-----------------------   ------------------------------------   --------------   ---------------    ----------------------

Morton H. Kinzler         Chairman of the Board, President,         $131,250           $45,000       .625%      pre-Payout
                          Chief Executive Officer and                                                .4375%     post-Payout
                          Director; 17.0% stockholder

Alexander C. Kinzler(1)   Executive Vice President                   $52,500           $18,000       .250%      pre-Payout
                          and Secretary                                                              .1750%     post-Payout

Martin L. Jokl            Vice President and Director of             $78,750           $27,000       .375%      pre-Payout
                          Research                                                                   .2625%     post-Payout

Cynthia M. Grillot(2)     Assistant Vice President                   $78,750           $27,000       .375%      pre-Payout
                                                                                                     .2625%     post-Payout

Martin Anderson           Director; 7.4% stockholder                $131,250           $45,000       .625%      pre-Payout
                                                                                                     .4375%     post-Payout

Joseph E. Magaro          15.1% stockholder                         $131,250           $45,000       .625%      pre-Payout
                                                                                                     .4375%     post-Payout

R. David Sudarsky         8.6% stockholder                          $131,250           $45,000       .625%      pre-Payout
                                                                                                     .4375%     post-Payout

(1) Alexander C. Kinzler is the son of Morton H. Kinzler.
(2) Cynthia M. Grillot is the daughter of Morton H. Kinzler.

                                       8

         In June, 1995, the Company issued $2,000,000 of convertible notes due July 1, 2003 for an aggregate price of $2,000,000. $400,000 of such notes were purchased by Mr. Morton H. Kinzler, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, $200,000 were purchased by Mr. Martin Anderson, a director of the Company, $200,000 were purchased by Dr. Joseph E. Magaro, a 15.1% shareholder of the Company, $100,000 were purchased by Dr. R. David Sudarsky, an 8.6% shareholder of the Company, and $1,000,000 were purchased by Ingalls and Snyder, a 10.3% shareholder of the Company. See "Security Ownership of Certain Beneficial Owners and Management", below. The notes are payable in 20 consecutive equal quarterly installments beginning in October 1998. Interest is payable quarterly at an initial rate of 10% per annum until October 1, 1995, after which the interest rate will be adjusted quarterly to the greater of 10% per annum or 1% over the prime rate of interest. Throughout fiscal year 1997, the notes bore interest at the rate of 10% per annum. The notes are convertible into shares of Common Stock at a price of $20.00 per share, subject to adjustment for certain events including a stock split of, or stock dividend on, the Common Stock. The notes are redeemable, at the option of the Company, at any time after July 1, 1997 at premiums declining 1% annually from 5% to 0% of the principal amount of the notes.

         The Company is contingently liable for a demand loan made by a Canadian bank to Dr. Joseph E. Magaro, a 15.1% shareholder of the Company, in the amount of $100,000 in connection with the development of certain oil and gas properties in Canada in which he participated. The loan is secured by Dr. Magaro's interest in those oil and gas properties, the value of which, in the Company's opinion, far exceeds the amount of the loan. The annual rate of interest currently applicable to this loan is 6.40625%.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of December 5, 1997, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers and (iv) all directors and executive officers of the Company as a group.

                                                                                      Amount and Nature of           Percent
                    Name and Address of Beneficial Owner                            Beneficial Ownership (1)        of Class
------------------------------------------------------------------------------     ----------------------------    ------------

Joseph E. Magaro                401 Riversville Road                                         220,510 (2)              15.1%
                                Greenwich, Connecticut

R. David Sudarsky               3050 North Ocean Boulevard                                   126,100 (3)               8.6%
                                Ft. Lauderdale, Florida

Morton H. Kinzler               1100 Alakea Street, Suite 2900                               246,460 (4)              17.0%
                                Honolulu, Hawaii


                                       9

(1) A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options or rights of conversion. Each beneficial owner's percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, "currently exercisable" means options that are exercisable as of and within 60 days following the date of this table and currently convertible means conversion rights that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

(2) Includes a note in the principal amount of $200,000 that is currently convertible into 10,000 shares of Common Stock at a conversion price of $20.00 per share.

(3) Includes a note in the principal amount of $100,000 that is currently convertible into 5,000 shares of Common Stock at a conversion price of $20.00 per share.

(4) Includes (i) a note in the principal amount of $400,000 that is currently convertible into 20,000 shares of Common Stock at a conversion price of $20.00 per share, and (ii) 11,000 shares of Common Stock held by an estate of which Mr. Kinzler is a co-executor, as to which shares Mr. Kinzler may be deemed to share voting and investment power. Mr. Kinzler disclaims beneficial ownership of the shares held by such estate.

                                                                                      Amount and Nature of           Percent
                              Name and Address                                        Beneficial Ownership          of Class
------------------------------------------------------------------------------     ----------------------------    ------------

Alan D. Hunter                  44 Medford Place, S.W.                                            400                  *
                                Calgary, Alberta, Canada

H. Whitney Boggs, Jr.           1801 Fairfield Avenue, Suite 401                                4,342                  *
                                Shreveport, Louisiana


Erik Hazelhoff-Roelfzema        1120, 639 5th Ave. S.W.                                           400                  *
                                Calgary, Alberta, Canada


William C. Warren               Roberts & Holland                                              28,000                 1.9%
                                Worldwide Plaza
                                825 Eighth Avenue
                                New York, New York

Daniel Jacobson                 575 Madison Avenue, 7th floor                                   5,000                  *
                                New York, New York

Martin Anderson                 1099 Alakea Street, Suite 1800                               103,545 (5)              7.1%
                                Honolulu, Hawaii

Barry E. Emes                   1227 Baldwin Crescent                                           1,000                  *
                                Calgary, Alberta, Canada

Glenn Yago, Ph.D.               1114 Avenue of the Americas, 14th floor                           300                  *
                                New York, New York

                                       10

Murray C. Gardner, Ph.D.        P. O. Box 1657                                                 1,200                   *
                                Kamuela, Hawaii

Russell M. Gifford              7497 Maka'a Street                                            20,300 (6)              1.4%
                                Honolulu, Hawaii

Alexander C. Kinzler            671 Puuikena Drive                                            29,670 (7)              2.0%
                                Honolulu, Hawaii

Martin L. Jokl                  N. 852 Summit Boulevard, Apt. 205                              7,200 (8)               *
                                Spokane, Washington

Ingalls & Snyder                61 Broadway                                                  145,900 (9)             10.0%
                                New York, NY

All directors and executive officers as a group (13 persons)                                 448,817 (10)            30.8%


(5) Includes a note in the principal amount of $200,000 that is currently convertible into 10,000 shares of Common Stock at a conversion price of $20.00 per share.

(6) Includes currently exercisable options to acquire 17,500 shares of Common Stock.

(7)  Includes  currently  exercisable  options to acquire
12,000 shares of Common  Stock.

(8) Includes currently exercisable options to acquire 6,500 shares of Common Stock.

(9) Includes a note in the principal amount of $1,000,000 that is currently convertible into 50,000 shares of Common Stock at a conversion price of $20.00 per share.

(10) Includes currently exercisable options held by executive officers of the Company to acquire 36,000 shares of the Common Stock, and notes in the aggregate principal amount of $600,000 held by directors of the Company currently convertible into 30,000 shares of Common Stock at a conversion price of $20.00 per share.

* Represents less than 1% of the outstanding shares of Common Stock of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission and any national securities exchange on which such equity securities are registered. Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 during the most recently completed fiscal year or prior years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during the Company's most recently completed fiscal year.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company has appointed KPMG Peat Marwick LLP as the firm of independent public accountants to audit the accounts of the Company for the year ending September 30, 1998. This firm expects to have a representative available by telephone at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

         Any proposal submitted by a stockholder of the Company for action at the next Annual Meeting of Stockholders will not be included in the proxy material to be mailed to the Company's stockholders in connection with such meeting unless such proposal is received at the principal office of the Company no later than September 18, 1998.

                                     GENERAL

         No business other than that set forth in Item (1) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

         Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.



                       By Order of the Board of Directors,



                          /s/ Alexander C. Kinzler
                              ALEXANDER C. KINZLER
                                    Secretary


Dated:   January 22, 1998


         Stockholders may obtain a copy, without charge, of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, by writing to Alexander C. Kinzler, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813.

Appendix A
----------

FRONT OF CARD


                                     PROXY

                           BARNWELL INDUSTRIES, INC.
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

  The undersigned stockholder of Barnwell Industries, Inc., a Delaware corporation, hereby appoints Morton H. Kinzler and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, on March 9, 1998, at 9:30 A.M., Central Standard time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:

                   (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------

BACK OF CARD

     X    Please mark your votes as in this example.
   -----


1.  The election of the 10 Directors listed at right:

 FOR all nominees listed at right         WITHHOLD AUTHORITY to vote
 (except as marked to the contrary)       for all nominees listed at right

              -----                                -----
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST AT RIGHT.)

Nominees:
Morton H. Kinzler, Barry E. Emes, Alan D. Hunter, H. Whitney Boggs, Jr., Erik Hazelhoff-Roelfzema, William C. Warren, Daniel Jacobson, Martin Anderson, Glenn Yago, Murray C. Gardner.

2. Upon any and all other business which may come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1997.

This Proxy, when properly executed, will be voted in accordance with the specification made hereon. If not otherwise specified, this Proxy will be voted FOR the election of Directors as proposed herein.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE                  DATE        SIGNATURE                  DATE
         ------------------    --------         ------------------    -------
                                                  IF HELD JOINTLY

(Signature(s) should agree with name on stock certificate as stenciled hereon. Executors, administrators, trustees, etc., should so indicate when signing.)